LAND USE RIGHTS	12 Months Ended
Dec. 31, 2018
LAND USE RIGHTS [Abstract]
LAND USE RIGHTS
NOTE 8 – LAND USE RIGHTS

Land use rights consist of the following:

	December 31,
	2018	2017

Cost of land use rights	$4,479,896	$4,715,951
Less: Accumulated amortization	(1,057,531)	(1,018,939)
Land use rights, net	$3,422,365	$3,697,012

Unrealized foreign exchange translation gain/(loss) for the year ended December 31, 2018, 2017 and 2016 was ($181,553), $217,105 and ($247,088), respectively, which has been included in other comprehensive income/(loss). Amortization expense for the years ended December 31, 2018, 2017 and 2016 was $93,094, $91,277 and $89,911, respectively. As of December 31, 2018 and 2017, a net book value of nil and $2,357,834, respectively, were used as collateral for the Company’s long-term bank loans.

Amortization expense for the next five years and thereafter is as follows:

2019	$89,598
2020	89,598
2021	89,598
2022	89,598
2023	89,598
Thereafter	2,974,375
Total	$3,422,365